RiverNorth Opportunities Fund Announces Results of Rights Offering

Press Release

For Immediate Release

For Information Contact:
RiverNorth Opportunities Fund Inc. (the “Fund”)
1-855-830-1222
www.rivernorthcef.com

DENVER, November 10, 2017 – RiverNorth Opportunities Fund Inc. (NYSE: RIV) is pleased to announce that it will issue a total of 1,564,710 new shares of common stock (the “Common Shares”) as a result of the Fund’s rights offering which expired on November 9, 2017 (the “Expiration Date”).

In response to high investor demand, the Board of Directors of the Fund elected to exercise the Fund’s over-subscription privilege in full (as described in the Fund’s Prospectus dated October 10, 2017) thereby increasing the Common Shares available for subscription by 25% over the primary offering. The total new Common Shares to be issued will consist of 1,251,768 shares issued related to the Fund’s primary subscription of shares and 312,942 shares issued related to the Fund’s secondary over-subscription of shares. The secondary over‑subscription shares will be allocated pro-rata among record date stockholders who submitted over-subscription requests based on the number of rights originally issued to them by the Fund.

The subscription price of $19.54 per share was established on the Expiration Date, which represented 95% of the market price per Common Share, based on the average of the last reported sales price of a Common Share on the New York Stock Exchange for the five trading days preceding the Expiration Date. The Common Shares to be issued in connection with the rights offering will be entitled to participate in the Fund’s November 2017 announced distribution.

The RiverNorth Opportunities Fund, Inc.
The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $77.5 million of total assets and 3.75 million Common Shares outstanding as of October 31, 2017.

An investor should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semi-annual report which contains this and other information, visit www.rivernorthcef.com or call 855.830.1222. Please read them carefully before investing.

Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market's value.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

About ALPS - Advisor for the Fund
Through its subsidiary companies, ALPS Holdings, Inc. is a leading provider of innovative investment products and customized servicing solutions to the financial services industry. Founded in 1985, Denver‐based ALPS delivers its asset management and asset servicing solutions through offices in Boston, New York, Seattle, and Toronto. ALPS is a wholly owned subsidiary of Kansas City‐based DST Systems, Inc. For more information about ALPS and its services, visit www.alpsinc.com. Information about ALPS’ products is available at www.alpsfunds.com.

About RiverNorth Capital Management, LLC
RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member.

NOT FDIC INSURED | May Lose Value | No Bank Guarantee

Media Contact:

Laura M. Parsons
DST Global Public Relations
+1 816 843 9087
mediarelations@dstsystems.com